Provision for rehabilitation and closure costs	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provision for rehabilitation and closure costs	Provision for rehabilitation and closure costs

	December 31, 2021	December 31, 2020
Balance, beginning of year	18,970	$30,197
Change in estimates	2,225	(3,803)
Accretion expense	1,077	902
Settled	(2,039)	(1,585)
Foreign exchange	(1,196)	(6,741)
Balance, end of year	$19,037	18,970

Provision for rehabilitation and closure costs is measured using management’s assumptions and estimates for future cash outflows in relation to mine closure and rehabilitation activities based on known disturbances as at the reporting date, known legal requirements and cost estimates prepared by a third-party specialist.
Management used a pre-tax discount rates in the range of 8.23% – 8.81% (2020 – 5.75% - 7.37%) and an inflation factor in the range of 3.00% - 5.03% (2020 – 3.25% - 3.50%) in preparing the Company’s provision for rehabilitation and closure costs. Although the ultimate amount to be incurred is uncertain, based on development, legal requirements and estimated costs as at December 31, 2021, the undiscounted inflation-adjusted liability for provision for rehabilitation and closure costs is estimated to be approximately $65.5 million (2020 - $37.0 million), of which $59.4 million (2020 - $31.4 million) relates to MCSA and $6.1 million (2020 - $5.6 million) relates to NX Gold. The cash expenditures are expected to commence upon projected closure and occur over a period of time, which for MCSA is in a range from 2026 to 2046 and for NX Gold is 2027 to 2031.